UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2017

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item  2.02.  Results of Operations and Financial Condition.

On January 19, 2017, Howard Bancorp, Inc., the parent company of Howard Bank, issued a press release relating to its results of operations for the fiscal year and three months ended December 31, 2016.   A copy of the release is furnished herewith as Exhibit 99.1.

To provide investors and others with additional information regarding its results, Howard Bancorp has disclosed in the attached press release noninterest expenses excluding the impact of one-time non-recurring charges related to expenses incurred in connection with Howard Bancorp’s acquisition of Patapsco Bancorp, Inc. during 2015.  A reconciliation of the adjustments to GAAP results with respect to noninterest expense for the year ended December 31, 2016 is provided below.  As the non-GAAP measure excludes charges that are not reflective of ongoing operations, Howard Bancorp’s management believes that the presentation of noninterest expense excluding these one-time non-recurring charges is useful to investors because it presents the results of Howard Bancorp’s ongoing business operations.  As a result, management believes that presentation of this information helps investors in understanding and evaluating Howard Bancorp’s financial results, operating trends and future prospectus, as well as in comparing Howard Bancorp’s financial results across accounting periods and to those of peer companies.

In addition to the purposes discussed above, Howard Bancorp management uses noninterest expense excluding non-time non-recurring charges as a basis for planning and forecasting future periods, and to evaluate Howard Bancorp’s operating performance, including whether our operating performance has met specified targets and thresholds.

This non-GAAP financial measure should be considered in addition to, not as a substitute for, superior to or in isolation from, noninterest expense prepared in accordance with GAAP.

RECONCILIATION OF NONINTEREST EXPENSES TO NONINTEREST EXPENSES EXCLUDING
ONE-TIME NON-RECURRING CHARGES
(in thousands)
(unaudited)

	Year Ended December 31,
	2016	2015
GAAP noninterest expense	$38,685	$38,253
One-time non-recurring charges (merger and restructuring)	----	$ (4,344)
Noninterest expense excluding one-time non-recurring charges	$38,365	$33,909

The information in this Item 2.02 and the related information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1      Press Release dated January 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

	By:	/s/ George C. Coffman
	Name:	George C. Coffman
Date: January 19, 2017	Title:	Executive Vice President and Chief Financial Officer